SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2019

Cigna Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on March 8, 2018, Cigna Corporation (“Cigna”) entered into a merger agreement with Express Scripts Holding Company (“Express Scripts”).  Following entry into the merger agreement and throughout the pendency of the transaction, Cigna and Express Scripts designed integration plans to ensure implementation of the management and business reporting structure of the combined company immediately upon closing.  On December 20, 2018, Cigna completed the acquisition of Express Scripts.  As a result, effective in the fourth quarter of 2018, our segments have changed as described more fully below.  Prior period results for the first three quarters and nine months ended September 30, 2018 and the four quarters and full year ended December 31, 2017 and full year December 31, 2016 are presented on the historic and new segment basis in the following tables.  Prior period results do not include results attributable to Express Scripts.

Cigna's segments effective in the fourth quarter 2018 are:

Integrated Medical offers a variety of medical solutions to employers and individuals.

●
The U.S. Commercial operating segment serves employers (also referred to as “clients”) and their employees (also referred to as “customers”) and other groups.  Products and services include medical, pharmacy, dental, behavioral health and vision, health advocacy programs and other products and services to insured and self-insured customers.  Products and services are generally integrated with a Cigna-administered health plan or can be provided on a standalone basis.

●
The Government operating segment offers Medicare Advantage, Medicare Supplement, Medicare Part D plans to seniors as well as Medicaid plans.  This operating segment also offers health insurance coverage to individual customers both on and off the public exchanges.  Beginning in fourth quarter 2018, results for this segment will include the acquired Express Scripts’ Medicare Part D business.

Health Services includes pharmacy benefits management, pharmacy home delivery, and certain medical management services.  This includes the acquired Express Scripts business with the exception of Express Scripts’ Medicare Part D business, which is reported in the Government operating segment.

International Markets includes supplemental health, life and accident insurance products and health care coverage in select international markets as well as health care benefits to globally mobile employees of multinational organizations.

The remainder of our operations are aggregated and reported in Group Disability and Other, consisting of the following businesses:

●	Group Disability and Life provides group long-term and short-term disability, and group life, accident, voluntary and specialty insurance products and related services.
●
Corporate-Owned Life Insurance (“COLI”) offers permanent insurance contracts sold to corporations to provide coverage on the lives of certain employees for the purpose of financing employer-paid future benefit obligations.

●	Run-off businesses:
o	Reinsurance
o	Settlement Annuity
o	Individual Life Insurance and Annuity and Retirement Benefits Businesses
o	Certain international run-off businesses

Corporate reflects amounts not allocated to the businesses and includes intersegment eliminations.
Cigna's Investor Relations Department will be hosting a conference call this morning, January 23, 2019, beginning at 9:00 a.m. ET to describe the segment reporting changes and answer questions on this topic.  The call-in numbers for the conference call are as follows:

Live Call:	Toll Free Dial-In Number:	1-888-324-7575
	Toll Dial-In Number	1-210-234-0013
	Participant Passcode:	1232019

Replay:	Toll Free Dial-In Number:	1-866-490-5935
	Toll Dial-In Number	1-203-369-1711

It is strongly suggested you dial in to the conference call by 8:45 a.m. ET.  The operator will periodically provide instructions regarding the call.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, and oral statements made with respect to information contained on this website, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning future financial or operating performance, including our ability to deliver personalized and innovative solutions for our customers and clients; future growth, business strategy, strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans and amounts available for future deployment; our prospects for growth in the coming years; the merger (the “Merger”) with Express Scripts and other statements regarding Cigna's future beliefs, expectations, plans, intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.
Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers; the impact of modifications to our operations and processes; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions, including with respect to the Merger; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; the outcome of litigation, regulatory audits, investigations, actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems; unfavorable industry, economic or political conditions, including foreign currency movements; acts of war, terrorism, natural disasters or pandemics; the possibility that the anticipated benefits (including anticipated synergies) from the Merger cannot be realized in full, or at all or may take longer to realize than expected; problems regarding the successful integration of the businesses of Express Scripts and Cigna; unexpected costs regarding the Merger; the ability to retain key personnel; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.cigna.com as well as on Express Scripts’ most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.express-scripts.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Basis of presentation

All dollar amounts are in millions, unless otherwise noted.

Cigna measures its financial results on a consolidated basis using adjusted income from operations and adjusted revenues.  Adjusted income from operations and adjusted revenues on a consolidated basis are not determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should not be viewed as a substitute for the most directly comparable GAAP measures which are shareholders’ net income and total revenues.  Cigna also uses adjusted income from operations to measure the results of its segments, however the segment metric is determined before income taxes.

For the periods presented in this Form 8-K, adjusted income from operations is defined as shareholders’ net income (or income before income taxes for the segment metric) excluding: net realized investment results, amortization of acquired intangible assets and special items.  Beginning in 2018, the net realized investment result adjustment includes Cigna's share of certain realized investment results of its joint ventures reported using the equity method.  Beginning with the fourth quarter of 2018, earnings contributions from Anthem Inc. and Coventry Health Care, Inc. (“transitioning PBM clients”) will also be excluded from shareholders’ net income when determining adjusted income from operations.  Adjusted income from operations is used as our principle financial measure of operating performance because management believes it best presents the underlying results of operations of Cigna's businesses and permits analysis of trends in underlying revenue, expenses and profitability.

For the periods presented in this Form 8-K, adjusted revenues is defined as total revenues excluding: special items and, beginning in 2018, Cigna's share of certain realized investment results of its joint ventures reported using the equity method.  Beginning with the fourth quarter of 2018, revenue contributions from transitioning PBM clients will also be excluded from total revenues when determining adjusted revenues.  These items are excluded because they are not indicative of past or future underlying performance of our businesses.

Cigna adopted the new GAAP revenue recognition guidance (Accounting Standards Update (“ASU”) 2014-09 and related amendments) on a retrospective basis effective January 1, 2018.  In addition, Cigna adopted Article 5 of Regulation S-X issued by the Securities and Exchange Commission effective December 31, 2018 in conjunction with the acquisition of Express Scripts on December 20, 2018.  As a result, Cigna reclassified realized investment gains and (losses) previously reported in revenue and now reports this item below “Income from operations” along with interest expense and debt extinguishment charges in the Statements of Income, in conformity with Article 5.  Prior year information has been reclassified to conform to this new presentation.  Prior period results do not include results attributable to Express Scripts.

Cigna Corporation
Consolidated Results - Article 5
Years Ended December 31, 2017 and 2016
(unaudited)

Consolidated
	Year ended
(in millions)	December 31, 2017	December 31, 2016
Revenues
Premiums	$32,491	$30,824
Fees and other revenues	5,110	4,901
Pharmacy revenues	2,979	2,966
Net investment income	1,226	1,147
Total revenues	41,806	39,838
Adjusted revenues (1)	41,806	39,838

Benefits and expenses
Medical costs and other benefit expenses	25,263	24,341
Pharmacy and other service costs	2,456	2,468
Selling, general and administrative expenses	9,831	9,460
Special items excluding debt extinguishment costs	199	330
Amortization of acquired intangible assets	115	151
Total operating expenses	37,864	36,750

Income from operations	3,942	3,088
Interest expense and other	(252)	(278)
Debt extinguishment costs	(321)	-
Net realized investment gains	237	169
Income before income taxes	3,606	2,979
Total income taxes	1,374	1,136
Net income	2,232	1,843
Less: income (loss) attributable to noncontrolling interests	(5)	(24)
Shareholders' net income	2,237	1,867

After-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains)	(156)	(109)
Amortization of acquired intangible assets	66	94
Special items
U.S. tax reform	196	-
Debt extinguishment costs	209	-
Long-term guaranty fund assessment	83	-
Transaction-related costs	33	147
Risk corridor allowance	-	80
Charges associated with litigation matters	-	25
Adjusted income from operations	$2,668	$2,104

Effective January 1, 2018, Cigna adopted amended accounting guidance for revenue recognition. Prior year results have been restated on the new basis.
(1) There are no differences between total revenues and adjusted revenues in the period presented.

Cigna Corporation
Consolidating Statement of Income - New Segment Basis
Nine Months Ended September 30, 2018
(unaudited)

(in millions)	Integrated Medical	Health Services	International Markets	Group Disability and Other Operations	Corporate	Cigna Total
Revenues
Premiums	$20,054	$-	$3,767	$3,194	$(10)	$27,005
Fees and other revenues	4,092	-	108	83	(196)	4,087
Pharmacy revenues	-	3,288	-	-	(1,066)	2,222
Net investment income including special items	348	5	113	538	32	1,036
Total revenues	24,494	3,293	3,988	3,815	(1,240)	34,350
Net realized investment (losses) from equity method subsidiaries (1)	-	-	23	-	-	23
Special item reported in transaction-related costs (2)	-	-	-	-	(13)	(13)
Adjusted revenues	24,494	3,293	4,011	3,815	(1,253)	34,360

Benefits and expenses
Medical costs and other benefit expenses	15,696	-	2,136	2,598	(10)	20,420
Pharmacy and other service costs	-	3,002	-	-	(1,226)	1,776
Selling general and administrative expenses	5,939	64	1,250	797	69	8,119
Special items excluding debt extinguishment costs	45	-	-	2	331	378
Amortization of acquired intangible assets	82	-	13	4	-	99
Total operating expenses	21,762	3,066	3,399	3,401	(836)	30,792

Income from operations	2,732	227	589	414	(404)	3,558
Interest expense and other	-	-	-	-	(169)	(169)
Net realized investment gains (losses)	(12)	-	(9)	(14)	(1)	(36)
Income before income taxes	$2,720	$227	$580	$400	$(574)	3,353
Total income taxes						854
Net income						2,499
Less: Income (loss) attributable to noncontrolling interests						6
Shareholders' net income						2,493

After-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains) losses (1)						46
Amortization of acquired intangible assets						74
Special items
Transaction-related costs						267
Charges associated with litigation matters						35
U.S. tax reform						(5)
Adjusted income from operations						$2,910

Effective January 1, 2018, Cigna adopted amended accounting guidance for revenue recognition. Prior year results have been restated on the new basis.

(1) Beginning in 2018, Cigna's share of certain realized investment results of its joint ventures reported using the equity method in fees and other revenues is excluded from adjusted revenues and pre-tax adjusted income from operations.

(2) For additional information related to net investment income included in transaction-related costs, please refer to Note 3 to the Consolidated Financial Statements in Cigna's Form 10-Q for the period ended September 30, 2018 filed on November 1, 2018.

Cigna Corporation
Consolidating Statement of Income - New Segment Basis
Twelve Months Ended December 31, 2017
(unaudited)

(in millions)	Integrated Medical	Health Services	International Markets	Group Disability and Other Operations	Corporate	Cigna Total
Revenues
Premiums	$23,631	$-	$4,619	$4,253	$(12)	$32,491
Fees and other revenues	5,038	-	155	122	(205)	5,110
Pharmacy revenues	-	4,238	-	-	(1,259)	2,979
Net investment income	366	3	127	700	30	1,226
Total revenues	29,035	4,241	4,901	5,075	(1,446)	41,806
Adjusted revenues (1)	29,035	4,241	4,901	5,075	(1,446)	41,806

Benefits and expenses
Medical costs and other benefit expenses	19,131	-	2,658	3,486	(12)	25,263
Pharmacy and other service costs	-	3,870	-	-	(1,414)	2,456
Selling, general and administrative expenses	6,983	83	1,590	1,072	103	9,831
Special items excluding debt extinguishment costs	106	-	-	(33)	126	199
Amortization of acquired intangible assets	93	-	17	5	-	115
Total operating expenses	26,313	3,953	4,265	4,530	(1,197)	37,864

Income from operations	2,722	288	636	545	(249)	3,942
Interest expense and other	-	-	-	-	(252)	(252)
Debt extinguishment costs	-	-	-	-	(321)	(321)
Net realized investment gains (losses)	137	-	31	69	-	237
Income before income taxes	$2,859	$288	$667	$614	$(822)	3,606
Total income taxes						1,374
Net income						2,232
Income (loss) attributable to noncontrolling interests						(5)
Shareholders' net income						2,237

After-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains) losses						(156)
Amortization of acquired intangible assets						66
Special items
U.S. tax reform						196
Debt extinguishment costs						209
Long-term guaranty fund assessment						83
Transaction-related costs						33
Adjusted income from operations						$2,668

Effective January 1, 2018, Cigna adopted amended accounting guidance for revenue recognition. Prior year results have been restated on the new basis.
(1) There are no differences between total revenues and adjusted revenues in the period presented.

Cigna Corporation
Segment Results – Integrated Medical
Years Ended December 31, 2017 and 2016
(unaudited)

Integrated Medical, compared with
Amounts previously reported in Global Health Care ("GHC")
	Year ended
	December 31, 2017		December 31, 2016
(in millions)	GHC as Previously Reported	Integrated Medical	GHC as Previously Reported	Integrated Medical
Revenues
Premiums	$24,722	$23,631	$23,493	$22,262
Fees and other revenues	4,965	5,038	4,764	4,828
Pharmacy revenues	2,979	-	2,966	-
Net investment income	378	366	315	305
Total revenues	33,044	29,035	31,538	27,395
Adjusted revenues (1)	33,044	29,035	31,538	27,395

Benefits and expenses
Medical costs	19,824	19,131	18,864	18,005
Pharmacy and other service costs	2,456	-	2,468	-
Selling, general and administrative expenses	7,395	6,983	7,192	6,800
Special items	106	106	164	164
Amortization of acquired intangible assets	86	93	118	125
Total operating expenses	29,867	26,313	28,806	25,094

Income from operations	3,177	2,722	2,732	2,301
Net realized investment gains (losses)	136	137	119	116
Income before income taxes	3,313	2,859	2,851	2,417

Pre-tax adjustments required to reconcile to adjusted income from operations
Loss attributable to noncontrolling interests	2	1	3	2
Net realized investment (gains) losses	(136)	(137)	(119)	(116)
Amortization of acquired intangible assets	86	93	118	125
Special items	106	106	164	164
Pre-tax adjusted income from operations	$3,371	$2,922	$3,017	$2,592

Effective January 1, 2018, Cigna adopted amended accounting guidance for revenue recognition. Prior year results have been restated on the new basis.
(1) There are no revenue adjustments in the Integrated Medical segment for the periods presented.

Cigna Corporation
Segment Results – Health Services
Years Ended December 31, 2017 and 2016
(unaudited)

Health Services
	Year ended
(in millions)	December 31, 2017	December 31, 2016
Revenues
Pharmacy revenues	$4,238	$4,063
Net investment income	3	3
Total revenues	4,241	4,066
Adjusted revenues (1)	4,241	4,066

Benefits and expenses
Pharmacy and other service costs	3,870	3,722
Gross profit	371	344
Selling, general and administrative expenses	83	76
Income before income taxes	288	268
Pre-tax adjusted income from operations (1)	$288	$268

(1) There are no revenue or pre-tax adjusted income from operations adjustments in the Health Services segment for the periods presented.

Cigna Corporation
Segment Results – International Markets
Years Ended December 31, 2017 and 2016
(unaudited)

International Markets, compared with
Amounts previously reported in Global Supplemental Benefits ("GSB")
	Year Ended
	2017		2016
(in millions)	GSB as Previously Reported	International Markets	GSB as Previously Reported	International Markets
Revenues
Premiums	$3,684	$4,619	$3,226	$4,273
Fees and other revenues	66	155	49	151
Net investment income	122	127	110	113
Total revenues	3,872	4,901	3,385	4,537
Adjusted revenues (1)	3,872	4,901	3,385	4,537

Benefits and expenses
Medical costs and other benefit expenses	2,033	2,658	1,784	2,562
Selling, general and administrative expenses	1,345	1,590	1,235	1,455
Amortization of acquired intangible assets	29	17	33	21
Total operating expenses	3,407	4,265	3,052	4,038

Income from operations	465	636	333	499
Net realized investment gains (losses)	32	31	(5)	(2)
Income before income taxes	497	667	328	497

Pre-tax adjustments required to reconcile to adjusted income from operations
Loss attributable to noncontrolling interests	-	1	17	18
Net realized investment (gains) losses	(32)	(31)	5	2
Amortization of acquired intangible assets	29	17	33	21
Pre-tax adjusted income from operations	$494	$654	$383	$538

(1) There are no revenue adjustments in the International Markets segment for the periods presented.

Cigna Corporation
Segment Results – Group Disability and Other
Years Ended December 31, 2017 and 2016
(unaudited)

Group Disability and Other, compared with
Amounts previously reported in Other Operations
And Group Disability and Life
	Year Ended
	2017			2016
(in millions)	Other Ops as Previously Reported	Group Disability and Life as Previously Reported	Group Disability and Other (1)	Other Ops as Previously Reported	Group Disability and Life as Previously Reported	Group Disability and Other (1)
Revenues
Premiums	$112	$3,985	$4,253	$103	$4,002	$4,289
Fees and other revenues	10	106	122	11	98	114
Net investment income	346	350	700	358	343	705
Total revenues	468	4,441	5,075	472	4,443	5,108
Adjusted revenues (2)	468	4,441	5,075	472	4,443	5,108

Benefits and expenses
Benefit expenses	342	3,076	3,486	339	3,354	3,774
Selling, general and administrative expenses	30	945	1,072	30	919	1,059
Special items	(56)	23	(33)	-	-	-
Amortization of acquired intangible assets	-	-	5	-	-	5
Total operating expenses	316	4,044	4,530	369	4,273	4,838

Income from operations	152	397	545	103	170	270
Net realized investment gains (losses)	(5)	74	69	(5)	59	54
Income before income taxes	147	471	614	98	229	324

Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains) losses	5	(74)	(69)	5	(59)	(54)
Amortization of acquired intangible assets	-	-	5	-	-	5
Special items	(56)	23	(33)	-	-	-
Pre-tax adjusted income from operations	$96	$420	$517	$103	$170	$275

(1) Includes the results of certain international run-off businesses.
(2) There are no revenue adjustments in the Group Disability and Other segment for the periods presented.

Cigna Corporation
Segment Results – Corporate
Years Ended December 31, 2017 and 2016
(unaudited)

Corporate (restated), compared with
Amounts previously reported in Corporate
	Year Ended
	2017		2016
(in millions)	Corporate as Previously Reported	Corporate as Restated	Corporate as Previously Reported	Corporate as Restated
Revenues
Premiums (1)	$(12)	$(12)	$-	$-
Fees and other revenues (1)	(37)	(205)	(21)	(192)
Pharmacy revenue eliminations (1)	-	(1,259)	-	(1,097)
Net investment income	30	30	21	21
Total revenues	(19)	(1,446)	-	(1,268)
Adjusted revenues (2)	(19)	(1,446)	-	(1,268)

Benefits and expenses
Benefit expenses (1)	(12)	(12)	-	-
Pharmacy and other service cost eliminations (1)	-	(1,414)	-	(1,254)
Selling, general and administrative expenses (1)	125	103	111	70
Special items excluding debt extinguishment costs	126	126	166	166
Total operating expenses	239	(1,197)	277	(1,018)

Income from operations	(258)	(249)	(277)	(250)
Interest expense and other	(243)	(252)	(251)	(278)
Debt extinguishment costs	(321)	(321)	-	-
Net realized investment gains	-	-	1	1
Income before income taxes	(822)	(822)	(527)	(527)

Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains)	-	-	(1)	(1)
Special items	447	447	166	166
Pre-tax adjusted income from operations	$(375)	$(375)	$(362)	$(362)

(1) Includes amounts for elimination of intersegment revenues and expenses.
(2) There are no revenue adjustments in Corporate for the periods presented.

Cigna Corporation
Segment Results – Integrated Medical
Third Quarter and Nine Months Ended September 30, 2018
(unaudited)

Integrated Medical, compared with
Amounts previously reported in Global Health Care ("GHC")

	3 Months Ended Sep 30, 2018		9 Months Ended Sep 30, 2018
(in millions)	GHC as Previously Reported	Integrated Medical	GHC as Previously Reported	Integrated Medical
Revenues
Premiums	$6,919	$6,693	$20,772	$20,054
Fees and other revenues	1,329	1,364	4,000	4,092
Pharmacy revenues	747	-	2,222	-
Net investment income	122	117	362	348
Total revenues	9,117	8,174	27,356	24,494
Adjusted revenues (1)	9,117	8,174	27,356	24,494

Benefits and expenses
Medical costs	5,360	5,239	16,098	15,696
Pharmacy and other service costs	602	-	1,776	-
Selling, general and administrative expenses	2,098	2,003	6,239	5,939
Special items	45	45	45	45
Amortization of acquired intangible assets	42	42	78	82
Total operating expenses	8,147	7,329	24,236	21,762

Income from operations	970	845	3,120	2,732
Net realized investment gains (losses)	4	3	(11)	(12)
Income before income taxes	974	848	3,109	2,720
Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains) losses	(4)	(3)	11	12
Amortization of acquired intangible assets	42	42	78	82
Special items	45	45	45	45
Pre-tax adjusted income from operations	$1,057	$932	$3,243	$2,859

(1) There are no revenue adjustments in the Integrated Medical segment for the periods presented.

Cigna Corporation
Segment Results – Integrated Medical
First and Second Quarters of 2018
(unaudited)

Integrated Medical, compared with
Amounts previously reported in Global Health Care ("GHC")

	3 Months Ended March 31, 2018		3 Months Ended June 30, 2018
(in millions)	GHC as Previously Reported	Integrated Medical	GHC as Previously Reported	Integrated Medical
Revenues
Premiums	$6,929	$6,676	$6,924	$6,685
Fees and other revenues	1,328	1,363	1,343	1,365
Pharmacy revenues	717	-	758	-
Net investment income	115	111	125	120
Total revenues	9,089	8,150	9,150	8,170
Adjusted revenues (1)	9,089	8,150	9,150	8,170

Benefits and expenses
Medical costs	5,317	5,174	5,421	5,283
Pharmacy and other service costs	561	-	613	-
Selling, general and administrative expenses	2,060	1,964	2,081	1,972
Amortization of acquired intangible assets	19	22	17	18
Total operating expenses	7,957	7,160	8,132	7,273

Income from operations	1,132	990	1,018	897
Net realized investment gains (losses)	(20)	(18)	5	3
Income before income taxes	1,112	972	1,023	900
Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains) losses	20	18	(5)	(3)
Amortization of acquired intangible assets	19	22	17	18
Pre-tax adjusted income from operations	$1,151	$1,012	$1,035	$915

(1) There are no revenue adjustments in the Integrated Medical segment for the periods presented.

Cigna Corporation
Segment Results – Integrated Medical
Third and Fourth Quarters of 2017
(unaudited)

Integrated Medical, compared with
Amounts previously reported in Global Health Care ("GHC")

	3 Months Ended Sep 30, 2017		3 Months Ended Dec 31, 2017
(in millions)	GHC as Previously Reported (1)	Integrated Medical	GHC as Previously Reported (1)	Integrated Medical
Revenues
Premiums	$6,131	$5,864	$6,204	$5,941
Fees and other revenues	1,223	1,242	1,301	1,323
Pharmacy revenues	733	-	779	-
Net investment income	89	86	105	102
Total revenues	8,176	7,192	8,389	7,366
Adjusted revenues (2)	8,176	7,192	8,389	7,366

Benefits and expenses
Medical costs	4,845	4,674	5,140	4,962
Pharmacy and other service costs	612	-	637	-
Selling, general and administrative expenses	1,842	1,740	1,993	1,884
Amortization of acquired intangible assets	21	22	21	22
Total operating expenses	7,320	6,436	7,791	6,868

Income from operations	856	756	598	498
Net realized investment gains	75	74	3	5
Income before income taxes	931	830	601	503
Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains)	(75)	(74)	(3)	(5)
Amortization of acquired intangible assets	21	22	21	22
Pre-tax adjusted income from operations	$877	$778	$619	$520

(1) Effective January 1, 2018, Cigna adopted amended accounting guidance for revenue recognition. Prior year results have been restated on the new basis.
(2) There are no revenue adjustments in the Integrated Medical segment for the periods presented.

Cigna Corporation
Segment Results – Integrated Medical
First and Second Quarters of 2017
(unaudited)

Integrated Medical, compared with
Amounts previously reported in Global Health Care ("GHC")

	3 Months Ended March 31, 2017		3 Months Ended June 30, 2017
(in millions)	GHC as Previously Reported (1)	Integrated Medical	GHC as Previously Reported (1)	Integrated Medical
Revenues
Premiums	$6,259	$5,974	$6,128	$5,852
Fees and other revenues	1,226	1,238	1,215	1,235
Pharmacy revenues	710	-	757	-
Net investment income	92	89	92	89
Total revenues	8,287	7,301	8,192	7,176
Adjusted revenues (2)	8,287	7,301	8,192	7,176

Benefits and expenses
Medical costs	4,949	4,789	4,890	4,706
Pharmacy and other service costs	581	-	626	-
Selling, general and administrative expenses	1,807	1,707	1,753	1,652
Special items	106	106	-	-
Amortization of acquired intangible assets	23	26	21	23
Total operating expenses	7,466	6,628	7,290	6,381

Income from operations	821	673	902	795
Net realized investment gains	26	26	32	32
Income before income taxes	847	699	934	827
Pre-tax adjustments required to reconcile to adjusted income from operations
(Income) loss attributable to noncontrolling interests	1	1	1	-
Net realized investment (gains)	(26)	(26)	(32)	(32)
Amortization of acquired intangible assets	23	26	21	23
Special items	106	106	-	-
Pre-tax adjusted income from operations	$951	$806	$924	$818

(1) Effective January 1, 2018, Cigna adopted amended accounting guidance for revenue recognition. Prior year results have been restated on the new basis.
(2) There are no revenue adjustments in the Integrated Medical segment for the periods presented.

Cigna Corporation
Segment Results – Health Services
First Three Quarters and Nine Months Ended September 30, 2018
(unaudited)

Health Services
	3 Months Ended			9 Months Ended
(in millions)	March 31, 2018	June 30, 2018	Sep 30, 2018	Sep 30, 2018
Revenues
Pharmacy revenues	$1,070	$1,111	$1,107	$3,288
Net investment income	1	2	2	5
Total revenues	1,071	1,113	1,109	3,293
Adjusted revenues (1)	1,071	1,113	1,109	3,293

Benefits and expenses
Pharmacy and other service costs	968	1,015	1,019	3,002
Gross profit	103	98	90	291
Selling, general and administrative expenses	20	21	23	64
Income before income taxes	83	77	67	227
Pre-tax adjusted income from operations (1)	$83	$77	$67	$227

Cigna Corporation
Segment Results – Health Services
Four Quarters of 2017
(unaudited)

Health Services
	3 Months Ended
(in millions)	March 31, 2017	June 30, 2017	Sep 30, 2017	Dec 31, 2017
Revenues
Pharmacy revenues	$997	$1,077	$1,045	$1,119
Net investment income	1	-	1	1
Total revenues	998	1,077	1,046	1,120
Adjusted revenues (1)	998	1,077	1,046	1,120

Benefits and expenses
Pharmacy and other service costs	903	983	963	1,021
Gross profit	95	94	83	99
Selling, general and administrative expenses	21	19	20	23
Income before income taxes	74	75	63	76
Pre-tax adjusted income from operations (1)	$74	$75	$63	$76

(1) There are no revenue or pre-tax adjusted income from operations adjustments in the Health Services segment for the periods presented.

Cigna Corporation
Segment Results – International Markets
Third Quarter and Nine Months Ended September 30, 2018
(unaudited)

International Markets, compared with
Amounts previously reported in Global Supplemental Benefits ("GSB")

	3 Months Ended September 30, 2018		9 Months Ended September 30, 2018
(in millions)	GSB as Previously Reported	International Markets	GSB as Previously Reported	International Markets
Revenues
Premiums	$1,039	$1,245	$3,136	$3,767
Fees and other revenues	16	40	35	108
Net investment income	37	40	107	113
Total revenues	1,092	1,325	3,278	3,988
Net realized investment losses from equity method subsidiaries (1)	1	1	23	23
Adjusted revenues	1,093	1,326	3,301	4,011

Benefits and expenses
Medical costs and other benefit expenses	598	711	1,770	2,136
Selling, general and administrative expenses	357	417	1,056	1,250
Amortization of acquired intangible assets	6	5	21	13
Total operating expenses	961	1,133	2,847	3,399

Income from operations	131	192	431	589
Net realized investment gains (losses)	1	2	(10)	(9)
Income before income taxes	132	194	421	580

Pre-tax adjustments required to reconcile to adjusted income from operations
(Income) attributable to noncontrolling interests	(3)	(3)	(10)	(10)
Net realized investment (gains) losses (1)	-	(1)	33	32
Amortization of acquired intangible assets	6	5	21	13
Pre-tax adjusted income from operations	$135	$195	$465	$615

(1) Beginning in 2018, Cigna's share of certain realized investment results of its joint ventures reported using the equity method in fees and other revenues is excluded from adjusted revenues and pre-tax adjusted income from operations.

Cigna Corporation
Segment Results – International Markets
First and Second Quarters of 2018
(unaudited)

International Markets, compared with
Amounts previously reported in Global Supplemental Benefits ("GSB")

	3 Months Ended March 31, 2018		3 Months Ended June 30, 2018
(in millions)	GSB as Previously Reported	International Markets	GSB as Previously Reported	International Markets
Revenues
Premiums	$1,044	$1,260	$1,053	$1,262
Fees and other revenues	22	42	(3)	26
Net investment income	34	37	36	36
Total revenues	1,100	1,339	1,086	1,324
Net realized investment losses from equity method subsidiaries (1)	2	2	20	20
Adjusted revenues	1,102	1,341	1,106	1,344

Benefits and expenses
Medical costs and other benefit expenses	587	710	585	715
Selling, general and administrative expenses	349	410	350	423
Amortization of acquired intangible assets	8	4	7	4
Total operating expenses	944	1,124	942	1,142

Income from operations	156	215	144	182
Net realized investment (losses)	-	(2)	(11)	(9)
Income before income taxes	156	213	133	173

Pre-tax adjustments required to reconcile to adjusted income from operations
(Income) attributable to noncontrolling interests	(4)	(4)	(3)	(3)
Net realized investment losses (1)	2	4	31	29
Amortization of acquired intangible assets	8	4	7	4
Pre-tax adjusted income from operations	$162	$217	$168	$203

(1) Beginning in 2018, Cigna's share of certain realized investment results of its joint ventures reported using the equity method in fees and other revenues is excluded from adjusted revenues and pre-tax adjusted income from operations.

Cigna Corporation
Segment Results – International Markets
Third and Fourth Quarters of 2017
(unaudited)

International Markets, compared with
Amounts previously reported in Global Supplemental Benefits ("GSB")

	3 Months Ended September 30, 2017		3 Months Ended December 31, 2017
(in millions)	GSB as Previously Reported	International Markets	GSB as Previously Reported	International Markets
Revenues
Premiums	$931	$1,158	$982	$1,205
Fees and other revenues	23	45	9	31
Net investment income	31	33	32	32
Total revenues	985	1,236	1,023	1,268
Adjusted revenues (1)	985	1,236	1,023	1,268

Benefits and expenses
Medical costs and other benefit expenses	506	660	530	693
Selling, general and administrative expenses	331	392	376	435
Amortization of acquired intangible assets	7	4	6	4
Total operating expenses	844	1,056	912	1,132

Income from operations	141	180	111	136
Net realized investment gains	-	1	20	18
Income before income taxes	141	181	131	154

Pre-tax adjustments required to reconcile to adjusted income from operations
(Income) attributable to noncontrolling interests	(4)	(4)	(1)	(1)
Net realized investment (gains)	-	(1)	(20)	(18)
Amortization of acquired intangible assets	7	4	6	4
Pre-tax adjusted income from operations	$144	$180	$116	$139

(1) There are no revenue adjustments in the International Markets segment for the periods presented.

Cigna Corporation
Segment Results – International Markets
First and Second Quarters of 2017
(unaudited)

International Markets, compared with
Amounts previously reported in Global Supplemental Benefits ("GSB")

	3 Months Ended March 31, 2017		3 Months Ended June 30, 2017
(in millions)	GSB as Previously Reported	International Markets	GSB as Previously Reported	International Markets
Revenues
Premiums	$864	$1,112	$907	$1,144
Fees and other revenues	17	42	17	37
Net investment income	28	30	31	32
Total revenues	909	1,184	955	1,213
Adjusted revenues (1)	909	1,184	955	1,213

Benefits and expenses
Medical expenses and other benefit costs	505	649	492	656
Selling, general and administrative expenses	312	374	326	389
Amortization of acquired intangible assets	9	5	7	4
Total operating expenses	826	1,028	825	1,049

Income from operations	83	156	130	164
Net realized investment gains (losses)	13	13	(1)	(1)
Income before income taxes	96	169	129	163

Pre-tax adjustments required to reconcile to adjusted income from operations
Loss attributable to noncontrolling interests	4	4	1	2
Net realized investment (gains) losses	(13)	(13)	1	1
Amortization of acquired intangible assets	9	5	7	4
Pre-tax adjusted income from operations	$96	$165	$138	$170

(1) There are no revenue adjustments in the International Markets segment for the periods presented.

Cigna Corporation
Segment Results – Group Disability and Other
Third Quarter and Nine Months Ended September 30, 2018
(unaudited)

Group Disability and Other, compared with
Amounts previously reported in Other Operations
And Group Disability and Life

	3 Months Ended September 30, 2018			9 Months Ended September 30, 2018
(in millions)	Other Operations as Previously Reported	Group Disability and Life as Previously Reported	Group Disability and Other (1)	Other Operations as Previously Reported	Group Disability and Life as Previously Reported	Group Disability and Other (1)
Revenues
Premiums	$33	$1,007	$1,060	$92	$3,015	$3,194
Fees and other revenues	-	25	26	5	74	83
Net investment income	87	89	176	260	275	538
Total revenues	120	1,121	1,262	357	3,364	3,815
Adjusted revenues (2)	120	1,121	1,262	357	3,364	3,815

Benefits and expenses
Benefit expenses	95	754	857	263	2,299	2,598
Selling, general and administrative expenses	6	241	262	19	727	797
Special items	2	-	2	2	-	2
Amortization of acquired intangible assets	-	-	1	-	-	4
Total operating expenses	103	995	1,122	284	3,026	3,401

Income from operations	17	126	140	73	338	414
Net realized investment gains (losses)	(8)	3	(5)	(6)	(8)	(14)
Income before income taxes	9	129	135	67	330	400

Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains) losses	8	(3)	5	6	8	14
Amortization of acquired intangible assets	-	-	1	-	-	4
Special items	2	-	2	2	-	2
Pre-tax adjusted income from operations	$19	$126	$143	$75	$338	$420

(1) Includes the results of certain international run-off businesses.
(2) There are no revenue adjustments in the Group Disability and Other segment for the periods presented.

Cigna Corporation
Segment Results – Group Disability and Other
First and Second Quarters of 2018
(unaudited)

Group Disability and Other, compared with
Amounts previously reported in Other Operations
And Group Disability and Life

	3 Months Ended March 31, 2018			3 Months Ended June 30, 2018
(in millions)	Other Operations as Previously Reported	Group Disability and Life as Previously Reported	Group Disability and Other (1)	Other Operations as Previously Reported	Group Disability and Life as Previously Reported	Group Disability and Other (1)
Revenues
Premiums	$29	$1,000	$1,066	$30	$1,008	$1,068
Fees and other revenues	2	26	30	3	23	27
Net investment income	85	90	175	88	96	187
Total revenues	116	1,116	1,271	121	1,127	1,282
Adjusted revenues (2)	116	1,116	1,271	121	1,127	1,282

Benefits and expenses
Benefit expenses	80	791	891	88	754	850
Selling, general and administrative expenses	5	241	264	8	245	271
Amortization of acquired intangible assets	-	-	1	-	-	2
Total operating expenses	85	1,032	1,156	96	999	1,123

Income from operations	31	84	115	25	128	159
Net realized investment gains (losses)	4	(16)	(12)	(2)	5	3
Income before income taxes	35	68	103	23	133	162

Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains) losses	(4)	16	12	2	(5)	(3)
Amortization of acquired intangible assets	-	-	1	-	-	2
Pre-tax adjusted income from operations	$31	$84	$116	$25	$128	$161

(1) Includes the results of certain international run-off businesses.
(2) There are no revenue adjustments in the Group Disability and Other segment for the periods presented.

Cigna Corporation
Segment Results – Group Disability and Other
Third and Fourth Quarters of 2017
(unaudited)

Group Disability and Other, compared with
Amounts previously reported in Other Operations
And Group Disability and Life

	3 Months Ended September 30, 2017			3 Months Ended December 31, 2017
(in millions)	Other Operations as Previously Reported	Group Disability and Life as Previously Reported	Group Disability and Other (1)	Other Operations as Previously Reported	Group Disability and Life as Previously Reported	Group Disability and Other (1)
Revenues
Premiums	$26	$990	$1,056	$31	$994	$1,065
Fees and other revenues	3	25	29	2	27	32
Net investment income	86	84	170	86	88	176
Total revenues	115	1,099	1,255	119	1,109	1,273
Adjusted revenues (2)	115	1,099	1,255	119	1,109	1,273

Benefits and expenses
Benefit expenses	84	755	856	93	775	883
Selling, general and administrative expenses	9	236	269	8	245	283
Special items	-	-	-	(56)	-	(56)
Amortization of acquired intangible assets	-	-	2	-	-	1
Total operating expenses	93	991	1,127	45	1,020	1,111

Income from operations	22	108	128	74	89	162
Net realized investment gains (losses)	5	37	42	(7)	7	-
Income before income taxes	27	145	170	67	96	162

Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains) losses	(5)	(37)	(42)	7	(7)	-
Amortization of acquired intangible assets	-	-	2	-	-	1
Special items	-	-	-	(56)	-	(56)
Pre-tax adjusted income from operations	$22	$108	$130	$18	$89	$107

(1) Includes the results of certain international run-off businesses.
(2) There are no revenue adjustments in the Group Disability and Other segment for the periods presented.

Cigna Corporation
Segment Results – Group Disability and Other
First and Second Quarters of 2017
(unaudited)

Group Disability and Other, compared with
Amounts previously reported in Other Operations
And Group Disability and Life

	3 Months Ended March 31, 2017			3 Months Ended June 30, 2017
(in millions)	Other Operations as Previously Reported	Group Disability and Life as Previously Reported	Group Disability and Other (1)	Other Operations as Previously Reported	Group Disability and Life as Previously Reported	Group Disability and Other (1)
Revenues
Premiums	$27	$1,004	$1,068	$28	$997	$1,064
Fees and other revenues	3	28	32	2	26	29
Net investment income	86	89	175	88	89	179
Total revenues	116	1,121	1,275	118	1,112	1,272
Adjusted revenues (2)	116	1,121	1,275	118	1,112	1,272

Benefits and expenses
Benefit expenses	80	785	881	85	761	866
Selling, general and administrative expenses	7	234	261	6	230	259
Special items	-	23	23	-	-	-
Amortization of acquired intangible assets	-	-	1	-	-	1
Total operating expenses	87	1,042	1,166	91	991	1,126

Income from operations	29	79	109	27	121	146
Net realized investment gains (losses)	(1)	8	7	(2)	22	20
Income before income taxes	28	87	116	25	143	166

Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment (gains) losses	1	(8)	(7)	2	(22)	(20)
Amortization of acquired intangible assets	-	-	1	-	-	1
Special items	-	23	23	-	-	-
Pre-tax adjusted income from operations	$29	$102	$133	$27	$121	$147

(1) Includes the results of certain international run-off businesses.
(2) There are no revenue adjustments in the Group Disability and Other segment for the periods presented.

Cigna Corporation
Segment Results – Corporate
Third Quarter and Nine Months Ended September 30, 2018
(unaudited)

Corporate (restated), compared with
Amounts previously reported in Corporate
	3 Months Ended Sep. 30, 2018		9 Months Ended Sep. 30, 2018
(in millions)	Corporate as Previously Reported	Corporate as Restated	Corporate as Previously Reported	Corporate as Restated
Revenues
Premiums (1)	$(4)	$(4)	$(10)	$(10)
Fees and other revenues (1)	(9)	(69)	(27)	(196)
Pharmacy revenue eliminations (1)	-	(360)	-	(1,066)
Net investment income including special items (1)	20	20	32	32
Total revenues	7	(413)	(5)	(1,240)
Special items reported in transaction-related costs	(13)	(13)	(13)	(13)
Adjusted revenues	(6)	(426)	(18)	(1,253)

Benefits and expenses
Benefit expenses (1)	(4)	(4)	(10)	(10)
Pharmacy and other service cost eliminations (1)	-	(417)	-	(1,226)
Selling, general and administrative expenses (1)	24	22	72	69
Special items	141	141	331	331
Total operating expenses	161	(258)	393	(836)

Income from operations	(154)	(155)	(398)	(404)
Interest expense and other	(57)	(56)	(175)	(169)
Net realized investment (losses)	-	-	(1)	(1)
Income before income taxes	(211)	(211)	(574)	(574)

Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment losses	-	-	1	1
Special items	128	128	318	318
Pre-tax adjusted income from operations	$(83)	$(83)	$(255)	$(255)

(1) Includes amounts for elimination of intersegment revenues and expenses.

Cigna Corporation
Segment Results – Corporate
First and Second Quarters of 2018
(unaudited)

Corporate (restated), compared with
Amounts previously reported in Corporate
	3 Months Ended March 31, 2018		3 Months Ended June 30, 2018
(in millions)	Corporate as Previously Reported	Corporate as Restated	Corporate as Previously Reported	Corporate as Restated
Revenues
Premiums (1)	$(3)	$(3)	$(3)	$(3)
Fees and other revenues (1)	(10)	(67)	(8)	(60)
Pharmacy revenue eliminations (1)	-	(353)	-	(353)
Net investment income (1)	5	5	7	7
Total revenues	(8)	(418)	(4)	(409)
Adjusted revenues (2)	(8)	(418)	(4)	(409)

Benefits and expenses
Benefit expenses (1)	(3)	(3)	(3)	(3)
Pharmacy and other service cost eliminations (1)	-	(407)	-	(402)
Selling, general and administrative expenses (1)	28	27	20	20
Special items	60	60	130	130
Total operating expenses	85	(323)	147	(255)

Income from operations	(93)	(95)	(151)	(154)
Interest expense and other	(59)	(57)	(59)	(56)
Net realized investment (losses)	(1)	(1)	-	-
Income before income taxes	(153)	(153)	(210)	(210)

Pre-tax adjustments required to reconcile to adjusted income from operations
Net realized investment losses	1	1	-	-
Special items	60	60	130	130
Pre-tax adjusted income from operations	$(92)	$(92)	$(80)	$(80)

(1) Includes amounts for elimination of intersegment revenues and expenses.
(2) There are no revenue adjustments in Corporate for the periods presented.

Cigna Corporation
Segment Results – Corporate
Third Quarter and Fourth Quarters of 2017
(unaudited)

Corporate (restated), compared with
Amounts previously reported in Corporate
	3 Months Ended Sep. 30, 2017		3 Months Ended Dec. 31, 2017
(in millions)	Corporate as Previously Reported	Corporate as Restated	Corporate as Previously Reported	Corporate as Restated
Revenues
Premiums (1)	$(3)	$(3)	$(3)	$(3)
Fees and other revenues (1)	(8)	(50)	(11)	(58)
Pharmacy revenue eliminations (1)	-	(312)	-	(340)
Net investment income (1)	8	8	6	6
Total revenues	(3)	(357)	(8)	(395)
Adjusted revenues (2)	(3)	(357)	(8)	(395)

Benefits and expenses
Benefit expenses (1)	(3)	(3)	(3)	(3)
Pharmacy and other service cost eliminations (1)	-	(351)	-	(384)
Selling, general and administrative expenses (1)	29	27	34	29
Special items excluding debt extinguishment costs	9	9	38	38
Total operating expenses	35	(318)	69	(320)

Income from operations	(38)	(39)	(77)	(75)
Interest expense and other	(61)	(60)	(60)	(62)
Debt extinguishment costs	(321)	(321)	-	-
Income before income taxes	(420)	(420)	(137)	(137)

Pre-tax adjustments required to reconcile to adjusted income from operations
Special items including debt extinguishment costs	330	330	38	38
Pre-tax adjusted income from operations	$(90)	$(90)	$(99)	$(99)

(1) Includes amounts for elimination of intersegment revenues and expenses.
(2) There are no revenue adjustments in Corporate for the periods presented.

Cigna Corporation
Segment Results – Corporate
First and Second Quarters of 2017
(unaudited)

Corporate (restated), compared with
Amounts previously reported in Corporate
	3 Months Ended March 31, 2017		3 Months Ended June 30, 2017
(in millions)	Corporate as Previously Reported	Corporate as Restated	Corporate as Previously Reported	Corporate as Restated
Revenues
Premiums (1)	$(3)	$(3)	$(3)	$(3)
Fees and other revenues (1)	(10)	(48)	(8)	(49)
Pharmacy revenue eliminations (1)	-	(287)	-	(320)
Net investment income (1)	8	8	8	8
Total revenues	(5)	(330)	(3)	(364)
Adjusted revenues (2)	(5)	(330)	(3)	(364)

Benefits and expenses
Benefit expenses (1)	(3)	(3)	(3)	(3)
Pharmacy and other service cost eliminations (1)	-	(322)	-	(357)
Selling, general and administrative expenses (1)	41	31	21	16
Special items	63	63	16	16
Total operating expenses	101	(231)	34	(328)

Income from operations	(106)	(99)	(37)	(36)
Interest expense and other	(62)	(69)	(60)	(61)
Income before income taxes	(168)	(168)	(97)	(97)

Pre-tax adjustments required to reconcile to adjusted income from operations
Special items	63	63	16	16
Pre-tax adjusted income from operations	$(105)	$(105)	$(81)	$(81)

(1) Includes amounts for elimination of intersegment revenues and expenses.
(2) There are no revenue adjustments in Corporate for the periods presented.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: January 23, 2019	By:	/s/ Eric P. Palmer
Eric P. Palmer
Executive Vice President and
Chief Financial Officer